EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER
OF FISCAL 2021 RESULTS

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

	Three months ended					% change from		Nine months ended
in millions, except per share amounts	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2020	June 30, 2021	% change
Revenues:
Asset management and related administrative fees	$867	$1,006	$1,067	$1,173	$1,262	46%	8%	$2,828	$3,502	24%
Brokerage revenues:
Securities commissions	343	352	381	443	415	21%	(6)%	1,116	1,239	11%
Principal transactions	143	143	147	148	137	(4)%	(7)%	345	432	25%
Total brokerage revenues	486	495	528	591	552	14%	(7)%	1,461	1,671	14%
Account and service fees	134	140	145	159	161	20%	1%	484	465	(4)%
Investment banking	139	222	261	242	276	99%	14%	428	779	82%
Interest income	217	201	203	200	205	(6)%	3%	799	608	(24)%
Other (1)	33	57	56	44	55	67%	25%	47	155	230%
Total revenues	1,876	2,121	2,260	2,409	2,511	34%	4%	6,047	7,180	19%
Interest expense	(42)	(42)	(38)	(37)	(40)	(5)%	8%	(136)	(115)	(15)%
Net revenues	1,834	2,079	2,222	2,372	2,471	35%	4%	5,911	7,065	20%
Non-interest expenses:
Compensation, commissions and benefits	1,277	1,415	1,500	1,648	1,661	30%	1%	4,050	4,809	19%
Non-compensation expenses:
Communications and information processing	100	100	99	107	109	9%	2%	293	315	8%
Occupancy and equipment	55	57	57	57	58	5%	2%	168	172	2%
Business development	21	28	23	21	31	48%	48%	106	75	(29)%
Investment sub-advisory fees	23	26	28	31	34	48%	10%	75	93	24%
Professional fees	24	23	30	24	26	8%	8%	68	80	18%
Bank loan provision/(benefit) for credit losses (2)	81	45	14	(32)	(19)	NM	NM	188	(37)	NM
Losses on extinguishment of debt (3)	—	—	—	—	98	NM	NM	—	98	NM
Acquisition and disposition-related expenses (4)	—	7	2	—	7	NM	NM	—	9	NM
Reduction in workforce expenses (5)	—	46	—	—	—	—	—	—	—	—
Other (1)	55	76	70	69	81	47%	17%	167	220	32%
Total non-compensation expenses	359	408	323	277	425	18%	53%	1,065	1,025	(4)%
Total non-interest expenses	1,636	1,823	1,823	1,925	2,086	28%	8%	5,115	5,834	14%
Pre-tax income	198	256	399	447	385	94%	(14)%	796	1,231	55%
Provision for income taxes	26	47	87	92	78	200%	(15)%	187	257	37%
Net income	$172	$209	$312	$355	$307	78%	(14)%	$609	$974	60%

Earnings per common share – basic (6)	$1.25	$1.53	$2.27	$2.58	$2.24	79%	(13)%	$4.41	$7.09	61%
Earnings per common share – diluted (6)	$1.23	$1.50	$2.23	$2.51	$2.18	77%	(13)%	$4.33	$6.92	60%
Weighted-average common shares outstanding – basic	137.1	136.9	136.8	137.8	137.2	—	—	137.9	137.2	(1)%
Weighted-average common and common equivalent shares outstanding – diluted	139.4	139.6	139.7	141.2	141.1	1%	—	140.5	140.6	—
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of						% change from
$ in millions, except per share amounts	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021		June 30, 2020	March 31, 2021
Total assets	$44,682	$47,482	$53,657	$56,066	$57,161		28%	2%
Total equity attributable to Raymond James Financial, Inc.	$6,965	$7,114	$7,363	$7,592	$7,863		13%	4%
Book value per share (7)	$50.84	$52.08	$53.59	$55.34	$57.44		13%	4%
Tangible book value per share (7) (8)	$46.69	$47.94	$47.93	$49.42	$51.55		10%	4%

Capital ratios:
Tier 1 capital	24.8%	24.2%	23.4%	23.6%	24.3%	(9)
Total capital	26.0%	25.4%	24.6%	24.7%	25.5%	(9)
Tier 1 leverage	14.5%	14.2%	12.9%	12.2%	12.6%	(9)

	Three months ended					% change from		Nine months ended
$ in millions	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2020	June 30, 2021	% change
Adjusted pre-tax income (8)	NA	$309	$401	NA	$490	147%	10%	NA	$1,338	68%
Adjusted net income (8)	NA	$249	$314	NA	$386	124%	9%	NA	$1,055	73%
Adjusted earnings per common share - basic (6) (8)	NA	$1.82	$2.29	NA	$2.81	125%	9%	NA	$7.68	74%
Adjusted earnings per common share - diluted (6) (8)	NA	$1.78	$2.24	NA	$2.74	123%	9%	NA	$7.50	73%
Return on equity (10)	10.0%	11.9%	17.2%	19.0%	15.9%			11.9%	17.4%
Adjusted return on equity (8) (10)	NA	14.1%	17.3%	NA	19.9%			NA	18.7%
Return on tangible common equity (8) (10)	10.9%	12.9%	19.0%	21.2%	17.7%			13.1%	19.3%
Adjusted return on tangible common equity (8) (10)	NA	15.3%	19.1%	NA	22.2%			NA	20.8%
Pre-tax margin (11)	10.8%	12.3%	18.0%	18.8%	15.6%			13.5%	17.4%
Adjusted pre-tax margin (8) (11)	NA	14.9%	18.0%	NA	19.8%			NA	18.9%
Total compensation ratio (12)	69.6%	68.1%	67.5%	69.5%	67.2%			68.5%	68.1%
Effective tax rate	13.1%	18.4%	21.8%	20.6%	20.3%			23.5%	20.9%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of					% change from
	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	March 31, 2021
Client asset metrics ($ in billions):
Client assets under administration	$876.9	$930.1	$1,024.8	$1,085.4	$1,165.0	33%	7%
Private Client Group assets under administration	$833.1	$883.3	$974.2	$1,028.1	$1,102.9	32%	7%
Private Client Group assets in fee-based accounts	$443.0	$475.3	$532.7	$567.6	$616.7	39%	9%
Financial assets under management	$145.4	$153.1	$169.6	$178.2	$191.0	31%	7%

Clients' domestic cash sweep balances ($ in millions):
Raymond James Bank Deposit Program (“RJBDP”): (13)
Raymond James Bank	$24,101	$25,599	$26,697	$28,174	$29,253	21%	4%
Third-party banks	24,661	25,998	26,142	25,110	25,080	2%	—
Subtotal RJBDP	48,762	51,597	52,839	53,284	54,333	11%	2%
Client Interest Program	3,157	3,999	8,769	9,517	8,610	173%	(10)%
Total clients’ domestic cash sweep balances	$51,919	$55,596	$61,608	$62,801	$62,943	21%	—

	Three months ended					Nine months ended
	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021
Average yield on RJBDP - third-party banks (14)	0.33%	0.33%	0.31%	0.30%	0.29%	0.97%	0.30%

	As of					% change from
	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	March 31, 2021
Private Client Group financial advisors:
Employees	3,379	3,404	3,387	3,375	3,423	1%	1%
Independent contractors	4,776	4,835	4,846	4,952	4,990	4%	1%
Total advisors	8,155	8,239	8,233	8,327	8,413	3%	1%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

	Three months ended					% change from		Nine months ended
$ in millions	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2020	June 30, 2021	% change
Revenues:
Asset management and related administrative fees	$715	$832	$885	$979	$1,050	47%	7%	$2,330	$2,914	25%
Brokerage revenues:
Mutual and other fund products	131	129	148	183	167	27%	(9)%	438	498	14%
Insurance and annuity products	88	109	98	109	113	28%	4%	288	320	11%
Equities, ETFs, and fixed income products	100	95	107	121	110	10%	(9)%	324	338	4%
Total brokerage revenues	319	333	353	413	390	22%	(6)%	1,050	1,156	10%
Account and service fees:
Mutual fund and annuity service fees	82	88	94	99	105	28%	6%	260	298	15%
RJBDP fees: (13)
Third-party banks	20	21	21	19	18	(10)%	(5)%	129	58	(55)%
Raymond James Bank	43	42	43	44	47	9%	7%	138	134	(3)%
Client account and other fees	32	33	32	42	39	22%	(7)%	96	113	18%
Total account and service fees	177	184	190	204	209	18%	2%	623	603	(3)%
Investment banking	7	12	6	16	11	57%	(31)%	29	33	14%
Interest income	31	30	30	30	31	—	3%	125	91	(27)%
All other	4	7	5	8	7	75%	(13)%	20	20	—
Total revenues	1,253	1,398	1,469	1,650	1,698	36%	3%	4,177	4,817	15%
Interest expense	(4)	(4)	(2)	(3)	(2)	(50)%	(33)%	(19)	(7)	(63)%
Net revenues	1,249	1,394	1,467	1,647	1,696	36%	3%	4,158	4,810	16%
Non-interest expenses:
Financial advisor compensation and benefits	783	873	931	1,040	1,082	38%	4%	2,555	3,053	19%
Administrative compensation and benefits	235	244	249	260	251	7%	(3)%	727	760	5%
Total compensation, commissions and benefits	1,018	1,117	1,180	1,300	1,333	31%	3%	3,282	3,813	16%
Non-compensation expenses	140	152	147	155	168	20%	8%	462	470	2%
Total non-interest expenses	1,158	1,269	1,327	1,455	1,501	30%	3%	3,744	4,283	14%
Pre-tax income	$91	$125	$140	$192	$195	114%	2%	$414	$527	27%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Capital Markets (Unaudited)

	Three months ended					% change from		Nine months ended
$ in millions	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2020	June 30, 2021	% change
Revenues:
Brokerage revenues:
Fixed income	$125	$125	$131	$142	$124	(1)%	(13)%	$296	$397	34%
Equity	41	35	42	34	36	(12)%	6%	115	112	(3)%
Total brokerage revenues	166	160	173	176	160	(4)%	(9)%	411	509	24%
Investment banking:
Merger & acquisition and advisory	60	98	149	122	153	155%	25%	192	424	121%
Equity underwriting	35	68	60	67	69	97%	3%	117	196	68%
Debt underwriting	37	43	46	37	43	16%	16%	90	126	40%
Total investment banking	132	209	255	226	265	101%	17%	399	746	87%
Interest income	4	3	3	5	4	—	(20)%	22	12	(45)%
Tax credit fund revenues	20	33	16	24	17	(15)%	(29)%	50	57	14%
All other	3	7	7	4	3	—	(25)%	13	14	8%
Total revenues	325	412	454	435	449	38%	3%	895	1,338	49%
Interest expense	(2)	(2)	(2)	(2)	(3)	50%	50%	(14)	(7)	(50)%
Net revenues	323	410	452	433	446	38%	3%	881	1,331	51%
Non-interest expenses:
Compensation, commissions and benefits	195	229	252	259	256	31%	(1)%	545	767	41%
Acquisition and disposition-related expenses (4)	—	7	—	—	3	NM	NM	—	3	NM
Other non-compensation expenses	66	68	71	69	72	9%	4%	217	212	(2)%
Total non-interest expenses	261	304	323	328	331	27%	1%	762	982	29%
Pre-tax income	$62	$106	$129	$105	$115	85%	10%	$119	$349	193%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Asset Management (Unaudited)

	Three months ended					% change from		Nine months ended
$ in millions	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2020	June 30, 2021	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$109	$123	$129	$137	$148	36%	8%	$358	$414	16%
Administration and other	48	55	59	64	70	46%	9%	152	193	27%
Total asset management and related administrative fees	157	178	188	201	218	39%	8%	510	607	19%
Account and service fees	3	4	4	5	4	33%	(20)%	12	13	8
All other	3	2	3	3	3	—	—	9	9	—
Net revenues	163	184	195	209	225	38%	8%	531	629	18%
Non-interest expenses:
Compensation, commissions and benefits	44	43	45	50	43	(2)%	(14)%	134	138	3%
Non-compensation expenses	59	63	67	72	77	31%	7%	191	216	13%
Total non-interest expenses	103	106	112	122	120	17%	(2)%	325	354	9%
Pre-tax income	$60	$78	$83	$87	$105	75%	21%	$206	$275	33%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Raymond James Bank (Unaudited)

	Three months ended					% change from		Nine months ended
$ in millions	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2020	June 30, 2021	% change
Revenues:
Interest income	$181	$165	$168	$165	$172	(5)%	4%	$635	$505	(20)%
Interest expense	(12)	(11)	(11)	(10)	(11)	(8)%	10%	(51)	(32)	(37)%
Net interest income	169	154	157	155	161	(5)%	4%	584	473	(19)%
All other	9	7	10	5	8	(11)%	60%	20	23	15%
Net revenues	178	161	167	160	169	(5)%	6%	604	496	(18)%
Non-interest expenses:
Compensation and benefits	13	13	12	13	13	—	—	38	38	—
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses (2)	81	45	14	(32)	(19)	NM	NM	188	(37)	NM
RJBDP fees to Private Client Group (13)	43	42	43	44	47	9%	7%	138	134	(3)%
All other	27	28	27	24	24	(11)%	—	77	75	(3)%
Total non-compensation expenses	151	115	84	36	52	(66)%	44%	403	172	(57)%
Total non-interest expenses	164	128	96	49	65	(60)%	33%	441	210	(52)%
Pre-tax income	$14	$33	$71	$111	$104	643%	(6)%	$163	$286	75%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Other (15) (Unaudited)

	Three months ended					% change from		Nine months ended
$ in millions	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2020	June 30, 2021	% change
Revenues:
Interest income	$3	$3	$3	$3	$—	(100)%	(100)	$27	$6	(78)%
Gains/(losses) on private equity investments (1)	1	12	24	8	24	2,300%	200%	(40)	56	NM
All other	2	—	1	2	4	100%	100%	4	7	75%
Total revenues	6	15	28	13	28	367%	115%	(9)	69	NM
Interest expense	(26)	(25)	(24)	(25)	(26)	—	4%	(63)	(75)	19%
Net revenues	(20)	(10)	4	(12)	2	NM	NM	(72)	(6)	92%
Non-interest expenses:
Compensation and all other (1)	9	30	26	36	34	278%	(6)%	34	96	182%
Losses on extinguishment of debt (3)	—	—	—	—	98	NM	NM	—	98	NM
Acquisition-related expenses (4)	—	—	2	—	4	NM	NM	—	6	NM
Reduction in workforce expenses (5)	—	46	—	—	—	—	—	—	—	—
Total non-interest expenses	9	76	28	36	136	1,411%	278%	34	200	488%
Pre-tax loss	$(29)	$(86)	$(24)	$(48)	$(134)	(362)%	(179)%	$(106)	$(206)	(94)%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Raymond James Bank Selected Key Metrics (Unaudited)

The following metrics are attributable to our Raymond James Bank banking subsidiary, which is a component of our Raymond James Bank segment.

	As of						% change from
$ in millions	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021		June 30, 2020	March 31, 2021
Total assets	$29,066	$30,610	$31,580	$33,221	$34,576		19%	4%
Total equity	$2,279	$2,315	$2,364	$2,409	$2,532		11%	5%
Bank loans, net	$21,223	$21,195	$21,957	$22,879	$23,896		13%	4%
Bank loan allowance for credit losses (2)	$334	$354	$378	$345	$322		(4)%	(7)%
Bank loan allowance for credit losses as a % of loans held for investment (2)	1.56%	1.65%	1.71%	1.50%	1.34%
Total nonperforming assets	$23	$32	$28	$31	$43		87%	39%
Nonperforming assets as a % of total assets	0.08%	0.10%	0.09%	0.09%	0.12%
Total criticized loans	$733	$933	$899	$1,001	$980		34%	(2)%
Criticized loans as a % of loans held for investment	3.41%	4.35%	4.06%	4.35%	4.07%

Capital ratios:
Tier 1 capital	12.8%	13.0%	13.1%	13.1%	13.5%	(9)
Total capital	14.1%	14.3%	14.4%	14.4%	14.7%	(9)
Tier 1 leverage	7.6%	7.7%	7.5%	7.5%	7.5%	(9)

	Three months ended					% change from		Nine months ended
$ in millions	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2020	June 30, 2021	% change
Bank loan provision/(benefit) for credit losses (2)	$81	$45	$14	$(32)	$(19)	NM	NM	$188	$(37)	NM
Net charge-offs	$72	$26	$—	$2	$4	(94)%	100%	$72	$6	(92)%
Net interest margin (net yield on interest-earning assets)	2.29%	2.09%	2.02%	1.94%	1.92%			2.82%	1.96%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended			Nine months ended
$ in millions	September 30, 2020	December 31, 2020	June 30, 2021	June 30, 2021
Net income	$209	$312	$307	$974
Non-GAAP adjustments:
Losses on extinguishment of debt (3)	—	—	98	98
Acquisition and disposition-related expenses (4)	7	2	7	9
Reduction in workforce expenses (5)	46	—	—	—
Pre-tax impact of non-GAAP adjustments	53	2	105	107
Tax effect of non-GAAP adjustments	(13)	—	(26)	(26)
Total non-GAAP adjustments, net of tax	40	2	79	81
Adjusted net income	$249	$314	$386	$1,055

Pre-tax income	$256	$399	$385	$1,231
Pre-tax impact of non-GAAP adjustments (as detailed above)	53	2	105	107
Adjusted pre-tax income	$309	$401	$490	$1,338

Pre-tax margin (11)	12.3%	18.0%	15.6%	17.4%
Non-GAAP adjustments:
Losses on extinguishment of debt (3)	—	—	3.9%	1.4%
Acquisition and disposition-related expenses (4)	0.4%	—	0.3%	0.1%
Reduction in workforce expenses (5)	2.2%	—	—	—
Total non-GAAP adjustments, net of tax	2.6%	—	4.2%	1.5%
Adjusted pre-tax margin (11)	14.9%	18.0%	19.8%	18.9%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

	Three months ended			Nine months ended
Earnings per common share (6)	September 30, 2020	December 31, 2020	June 30, 2021	June 30, 2021
Basic	$1.53	$2.27	$2.24	$7.09
Non-GAAP adjustments:
Losses on extinguishment of debt (3)	—	—	0.71	0.71
Acquisition and disposition-related expenses (4)	0.05	0.02	0.05	0.07
Reduction in workforce expenses (5)	0.34	—	—	—
Tax effect of non-GAAP adjustments	(0.10)	—	(0.19)	(0.19)
Total non-GAAP adjustments, net of tax	0.29	0.02	0.57	0.59
Adjusted basic	$1.82	$2.29	$2.81	$7.68

Diluted	$1.50	$2.23	$2.18	$6.92
Non-GAAP adjustments:
Losses on extinguishment of debt (3)	—	—	0.69	0.70
Acquisition and disposition-related expenses (4)	0.05	0.01	0.05	0.06
Reduction in workforce expenses (5)	0.33	—	—	—
Tax effect of non-GAAP adjustments	(0.10)	—	(0.18)	(0.18)
Total non-GAAP adjustments, net of tax	0.28	0.01	0.56	0.58
Adjusted diluted	$1.78	$2.24	$2.74	$7.50

Book value per share	As of
$ in millions, except per share amounts	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Total equity attributable to Raymond James Financial, Inc.	$6,965	$7,114	$7,363	$7,592	$7,863
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	602	600	834	868	862
Deferred tax liabilities, net	(33)	(34)	(56)	(56)	(56)
Tangible common equity attributable to Raymond James Financial, Inc.	$6,396	$6,548	$6,585	$6,780	$7,057
Common shares outstanding	137.0	136.6	137.4	137.2	136.9
Book value per share (7)	$50.84	$52.08	$53.59	$55.34	$57.44
Tangible book value per share (7)	$46.69	$47.94	$47.93	$49.42	$51.55

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on equity	Three months ended					Nine months ended
$ in millions	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Average equity (16)	$6,882	$7,040	$7,239	$7,478	$7,728	$6,797	$7,483
Impact on average equity of non-GAAP adjustments:
Losses on extinguishment of debt (3)	NA	—	—	NA	49	NA	25
Acquisition and disposition-related expenses (4)	NA	4	1	NA	4	NA	2
Reduction in workforce expenses (5)	NA	23	—	NA	—	NA	—
Tax effect of non-GAAP adjustments	NA	(7)	—	NA	(13)	NA	(7)
Adjusted average equity (16)	NA	$7,060	$7,240	NA	$7,768	NA	$7,503

Average equity (16)	$6,882	$7,040	$7,239	$7,478	$7,728	$6,797	$7,483
Less:
Average goodwill and identifiable intangible assets, net	603	601	717	851	865	606	791
Average deferred tax liabilities, net	(32)	(33)	(45)	(56)	(56)	(30)	(51)
Average tangible common equity (16)	$6,311	$6,472	$6,567	$6,683	$6,919	$6,221	$6,743
Impact on average equity of non-GAAP adjustments:
Losses on extinguishment of debt (3)	NA	—	—	NA	49	NA	25
Acquisition and disposition-related expenses (4)	NA	4	1	NA	4	NA	2
Reduction in workforce expenses (5)	NA	23	—	NA	—	NA	—
Tax effect of non-GAAP adjustments	NA	(7)	—	NA	(13)	NA	(7)
Adjusted average tangible common equity (16)	NA	$6,492	$6,568	NA	$6,959	NA	$6,763

Return on equity (10)	10.0%	11.9%	17.2%	19.0%	15.9%	11.9%	17.4%
Adjusted return on equity (10)	NA	14.1%	17.3%	NA	19.9%	NA	18.7%
Return on tangible common equity (10)	10.9%	12.9%	19.0%	21.2%	17.7%	13.1%	19.3%
Adjusted return on tangible common equity (10)	NA	15.3%	19.1%	NA	22.2%	NA	20.8%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Footnotes

(1)	Other revenues included $1 million, $12 million, $24 million, $8 million, and $24 million of private equity gains for the three months ended June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021 and June 30, 2021, respectively, which were included in our Other segment. Of these amounts, an insignificant amount of the gains for the three months ended June 30, 2020, $3 million of the gains for the three months ended September 30, 2020, $10 million of the gains for the three months ended December 31, 2020, an insignificant amount of the gains for the three months ended March 31, 2021 and $10 million of the gains for the three months ended June 30, 2021 were attributable to noncontrolling interests and were offset in Other expenses. Other revenues included $40 million of private equity losses and $56 million of private equity gains for the nine months ended June 30, 2020 and 2021, respectively. Of these amounts, approximately $23 million of the losses for the nine months ended June 30, 2020, and $20 million of the gains for the nine months ended June 30, 2021 were attributable to noncontrolling interests and were offset in Other expenses.

(2)	The allowances for credit losses as of December 31, 2020, March 31, 2021, and June 30, 2021 were determined under the current expected credit loss (“CECL”) model as a result of our October 1, 2020 adoption of new accounting guidance related to the measurement of credit losses on financial instruments. The impact of adoption on October 1, 2020 resulted in an increase in our allowance for credit losses, including reserves for unfunded lending commitments, of approximately $45 million (primarily $25 million related to loans to financial advisors in the Private Client Group and approximately $10 million related to Bank loans outstanding) and a corresponding reduction in retained earnings of approximately $35 million, net of tax. The Bank loan provision/(benefit) for credit losses of $14 million, $(32) million and $(19) million for the three months ended December 31, 2020, March 31, 2021 and June 30, 2021, respectively, and $(37) million for the nine months ended June 30, 2021 were determined under the CECL model and represented the provision/(benefit) for credit losses post the CECL adoption date.

(3)
Losses on extinguishment of debt as presented in the Condensed Consolidated Statements of Income include make-whole premiums, the accelerated amortization of debt issuance costs, and certain legal and other professional fees associated with the redemptions of our $250 million of 5.625% senior notes due 2024 and our $500 million of 3.625% senior notes due 2026 which occurred during our fiscal third quarter of 2021.

(4)
The three months ended September 30, 2020 included a $7 million loss in our Capital Markets segment related to the sale of our interests in certain entities that operated predominantly in France, which closed during our fiscal first quarter of 2021. Acquisition-related expenses in our 2021 fiscal year primarily included professional and integration expenses associated with our acquisitions of NWPS Holdings, Inc. and Financo, which were completed in December 2020 and March 2021, respectively, and Cebile Capital, announced in May 2021, which were included in our Other segment. Acquisition-related expenses for the three and nine months ended June 30, 2021 also included amortization expense related to intangible assets with short-term useful lives associated with our Financo acquisition, which was included in our Capital Markets segment.

(5)	The reduction in workforce expenses for the three months ended September 30, 2020 were associated with position eliminations in response to the economic environment. These expenses were included in our Other segment and primarily consisted of severance and related payroll expenses, as well as expenses related to company-paid benefits.

(6)	Earnings per common share is computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period.

(7)	Book value per share is computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes.

(8)	These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. There were no non-GAAP adjustments to earnings for the three months ended June 30, 2020 and March 31, 2021 and the nine months ended June 30, 2020; therefore percent changes for earnings-related non-GAAP financial measures are calculated based on non-GAAP financial measures for the current periods as compared to GAAP results for the comparative periods.

(9)	Estimated.

(10)	Return on equity is computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period.

(11)	Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

(12)	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period.

(13)	We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and various third-party banks. Fees earned by the Private Client Group on Raymond James Bank deposits are eliminated in consolidation.

(14)	Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

(15)	The Other segment includes the results of our private equity investments, interest income on certain corporate cash balances, losses on extinguishment of debt, acquisition-related expenses, reduction in workforce expenses and certain corporate overhead costs of Raymond James Financial, Inc., including the interest costs on our public debt.

RAYMOND JAMES FINANCIAL, INC.

(16)	Average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.